Securities and Exchange Commission

                             Washington, D.C. 20549

                                  SCHEDULE 14A



                            SCHEDULE 14A INFORMATION

                     INFORMATION REQUIRED IN PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934



                  Filed by the registrant  [X]

                  Filed by a Party other than the registrant  [ ]



                  Check the appropriate box:

                  [  ]   Preliminary proxy statement

                  [  ]   Confidential, for Use of the Commission Only (as
                         permitted by Rule 14a-6(e)(2))

                  [X]    Definitive proxy statement

                  [  ]   Definitive additional materials

                  [  ]   Soliciting material pursuant to Rule 14a-12



                           UNITED ROAD SERVICES, INC.

                (Name of Registrant as Specified in Its Charter)

                                       N/A

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)



                  Payment of filing fee (Check the appropriate box):

                  [X]    No fee required.

                  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

                         (1) Title of each class of securities to which transaction applies:

                         (2) Aggregate number of securities to which transaction applies:

                         (3) Per unit price of other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                         (4)        Proposed   maximum    aggregate   value   of
                                    transaction:

                         (5)        Total fee paid:

                  [ ]    Fee paid previously with preliminary materials.

                  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing: (1) Amount previously paid:

                         (2)        Form,  Schedule  or  Registration  Statement
                                    No.:

                         (3)        Filing party:

                         (4)        Date filed:

                           UNITED ROAD SERVICES, INC.

                             17 COMPUTER DRIVE WEST
                             ALBANY, NEW YORK 12205

                                                                    May 13, 2002
Dear Stockholder of United Road Services, Inc.:

         You are invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of United Road Services, Inc., a Delaware corporation (the "Company"), to be held on June 6, 2002 beginning at 10:00 a.m. Eastern Time, at the offices of McDermott, Will & Emery, 50 Rockefeller Plaza, 11th floor, New York, New York. The Annual Meeting is being held for the following purposes:

                  1.       To elect four Class I directors of the Company; and

                  2. To consider and transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

         The enclosed Notice and Proxy Statement contain details concerning the matters to be addressed at the Annual Meeting. We urge you to read and consider these documents carefully. Whether or not you plan to be at the Annual Meeting, please be sure to sign, date and return the enclosed proxy card as soon as possible. For your convenience, a return envelope is enclosed that requires no postage if mailed in the United States. If you attend the meeting in person, you may vote in person, even if you previously returned your proxy card. Your vote is important regardless of the number of shares you own.



                                           Sincerely,

                                           /s/ Gerald R. Riordan

                                           Gerald R. Riordan
                                           Chief Executive Officer and Secretary

                           UNITED ROAD SERVICES, INC.
                             17 COMPUTER DRIVE WEST
                             ALBANY, NEW YORK 12205

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                   TO BE HELD
                                  JUNE 6, 2002

To the Stockholders of

   UNITED ROAD SERVICES, INC.:

         Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of United Road Services, Inc., a Delaware corporation (the "Company"), will be held at the offices of McDermott, Will & Emery, 50 Rockefeller Plaza, 11th Floor, New York, New York, on June 6, 2002, beginning at 10:00 a.m., Eastern Time, for the following purposes:

                  1.       To elect four Class I directors of the Company; and

                  2. To consider and transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on May 1, 2002 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting.



                                           By Order of the Board of Directors,

                                           /s/ Gerald R. Riordan

                                           Gerald R. Riordan
                                           Chief Executive Officer and Secretary

May 13, 2002

         WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE DATE, SIGN AND MAIL THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED (WHICH REQUIRES NO POSTAGE FOR MAILING IN THE UNITED STATES) AS SOON AS POSSIBLE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL ATTEND THE MEETING AND VOTE IN PERSON. A PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.

                           UNITED ROAD SERVICES, INC.
                             17 COMPUTER DRIVE WEST
                             ALBANY, NEW YORK 12205

                               __________________

                                 PROXY STATEMENT
                                       FOR
             ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 6, 2002
                               __________________


         This proxy statement is furnished in connection with the solicitation of proxies by the board of directors (the "Board of Directors" or the "Board") of United Road Services, Inc., a Delaware corporation (the "Company"), for use at the annual meeting of the Company's stockholders scheduled for June 6, 2002 (the "Annual Meeting"), beginning at 10:00 a.m. Eastern Time, at the offices of McDermott, Will & Emery, 50 Rockefeller Plaza, 11th floor, New York, New York, for the following purposes:

                  1.       To elect four Class I directors of the Company; and

                  2. To consider and transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

         This proxy statement and the accompanying proxy card are first being mailed to the Company's stockholders on or about May 14, 2002.

         The Company's Annual Report to Stockholders for the fiscal year 2001 accompanies this proxy statement. If you did not receive a copy of the report, you may obtain one by writing to the Secretary of the Company at the Company's address listed above.

                            QUORUM AND REQUIRED VOTE

         A majority of the outstanding shares of the Company's Common Stock, par value $0.01 per share (the "Common Stock"), represented in person or by proxy at the Annual Meeting will constitute a quorum. Directors shall be elected as described in the section herein entitled "Proposal No. 1: Election of Directors." Approval of any other proposal presented at the Annual Meeting requires the affirmative vote of a majority of the shares entitled to vote and represented in person or by proxy at the Annual Meeting. With respect to any matters to come before the Annual Meeting, other than the election of directors, holders of the Company's Series A Participating Convertible Preferred Stock, par value $.001 per share (the "Series A Preferred Stock"), are entitled to vote together with the holders of the Common Stock as a single class. With respect to any such matters, each holder of Series A Preferred Stock is entitled to the number of votes equal to the number of full shares of Common Stock into which such holder's shares of Series A Preferred Stock could be converted on the record date for such vote. Each share of Common Stock is entitled to one vote on each matter to be voted upon at the Annual Meeting, except as otherwise described under "Proposal No. 1: Election of Directors."

         As of the record date for the determination of stockholders entitled to vote at the Annual Meeting, Blue Truck Acquisition, LLC, a Delaware limited liability company ("Blue Truck"), which is controlled by KPS Special Situations Fund, L.P., a Delaware limited partnership ("KPS"), owned shares of Series A Preferred Stock (including dividends accumulated thereon as of May 1, 2002) convertible into approximately 6,866,594 shares of Common Stock, which represents approximately 72.3% of the shares eligible to vote on matters submitted to stockholders at the Annual Meeting other than the election of directors. Thus, KPS will be able to control the vote on any matters to come before the Annual Meeting other than the election of directors.

         With respect to the election of directors, shares that are entitled to vote for any particular nominee may be voted for such nominee or withheld from voting for such nominee. Votes that are withheld and proxies relating to "street name" shares for which brokers have not received voting instructions from the beneficial owner ("Broker Non-Votes") will be counted to determine whether a quorum is present, but will have no effect on the outcome. With respect to any other proposal to come before the Annual Meeting, abstentions and Broker Non-Votes will be counted to determine whether a quorum is present. In determining whether any such proposal has received the requisite number of favorable votes, abstentions will be counted as part of the total number of votes cast on such proposal, whereas Broker Non-Votes will not be counted as part of the total number of votes cast on such proposal. Thus, abstentions will have the same effect as votes "against" the proposal, whereas Broker Non-Votes will have no effect in determining whether any such proposal has been approved by the stockholders.

                                     PROXIES

         The enclosed proxy card provides that you may specify that your shares be voted FOR or to WITHHOLD your vote with respect to the election of each director nominated by the Board of Directors for which you are entitled to vote. All shares represented by properly executed proxies received prior to or at the Annual Meeting and not revoked will be voted in accordance with the instructions indicated in such proxies.

         Properly executed proxies from record holders of shares that do not contain voting instructions will be voted FOR the Board of Directors' nominees named in this proxy statement for which such shares are entitled to vote. If the stockholder holds the shares in street name through a broker, the shares will be treated as described in "Quorum and Required Vote" above. Stockholders are urged to mark the box on the proxy card to indicate how their shares are to be voted. It is not expected that any matter other than those referred to herein will be brought before the Annual Meeting. If, however, other matters are properly presented, the persons named as proxies will vote in accordance with their own judgment with respect to such matters, unless authority to do so is withheld in the proxy.

         Any stockholder who executes and returns a proxy may revoke such proxy in writing at any time before it is voted at the Annual Meeting by: (1) filing with the Secretary of the Company, at 17 Computer Drive West, Albany, NY 12205, written notice of such revocation bearing a later date than the proxy or a subsequent, later dated and signed proxy relating to the same shares; or (2) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy).

                             SOLICITATION OF PROXIES

         The cost of soliciting proxies will be borne by the Company. In addition to solicitations by mail, officers, directors and employees of the Company may solicit proxies in person or by facsimile, electronic mail, telephone or advertisements. Such individuals will not receive any extra compensation for these activities. The Company will also make arrangements with brokerage firms and other custodians, nominees and fiduciaries to forward proxy solicitation material to the beneficial owners of the Common Stock. The Company will reimburse such persons for the reasonable out-of-pocket expenses that they incur in connection with forwarding such material.

                                   RECORD DATE

         As of May 1, 2002, the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"), the Company had outstanding 2,086,475 shares of its Common Stock and 662,119 shares of its Series A Preferred Stock. The Common Stock and the Series A Preferred Stock are the only shares entitled to vote at the Annual Meeting.

                               REVERSE STOCK SPLIT

         All per share references contained in this proxy statement have been adjusted to give effect to the 1-for-10 reverse split of the outstanding Common Stock effected as of May 4, 2000 (the "Reverse Stock Split").

                           FORWARD-LOOKING STATEMENTS

         From time to time, in written reports and oral statements, management may discuss its expectations regarding the Company's future performance. Generally, these statements relate to business plans or strategies, projected or anticipated benefits or other consequences of such plans or strategies or other actions taken or to be taken by the Company, including the impact of such plans, strategies or actions on the Company's results of operations or components thereof, projected or anticipated benefits from operational changes, acquisitions or dispositions made or to be made by the Company, or projections, involving anticipated revenues, costs, earnings or other aspects of the Company's results of operations. The words "expect," "believe," "anticipate," "project," "estimate," "intend" and similar expressions, and their opposites, are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance but rather are based on currently available competitive, financial and economic data and management's operating plans. These forward-looking statements involve risks and uncertainties that could render actual results materially different from management's expectations. Such risks and uncertainties include, without limitation, risks related to the Company's limited operating history and its ability to integrate acquired companies, risks related to the Company's ability to successfully improve the profitability of its acquired businesses, the availability of capital to fund operations, including expenditures for new and replacement equipment, risks related to the adequacy, functionality, sufficiency and cost of the Company's information systems, the loss of significant customers and contracts, changes in applicable regulations, including but not limited to, various federal, state and local laws and regulations regarding equipment, driver certification, training, recordkeeping and workplace safety, potential exposure to environmental and other unknown or contingent liabilities, risks associated with the Company's labor relations, risks related to the adequacy of the Company's insurance, changes in the general level of demand for towing, recovery and transport services, price changes in response to competitive factors, risks related to fuel, insurance, labor and other operating costs, risks related to the loss of key personnel and the Company's ability to maintain an adequate skilled labor force, seasonal and other event-driven variations in the demand for towing, recovery and transport services, risks resulting from the over-the-counter trading of the Company's Common Stock, general economic conditions, and other risk factors described from time to time in the Company's reports filed with the Securities and Exchange Commission (the "Risk Factors"). All statements herein that are not statements of historical fact are forward-looking statements. Although management believes that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that those expectations will prove to have been correct. Certain other important factors that could cause actual results to differ materially from management's expectations ("Forward-Looking Statements") are disclosed in this proxy statement and in the other filings of the Company with the Securities and Exchange Commission. All written forward-looking statements by or attributable to management in this proxy statement are expressly qualified in their entirety by the Risk Factors and the Forward-Looking Statements. Investors must recognize that events could turn out to be significantly different from what management currently expects.

                      PROPOSAL NO. 1: ELECTION OF DIRECTORS

         The Board of Directors has fixed the number of directors constituting the entire Board at eleven. There are currently eleven persons serving on the Board. The Amended and Restated Certificate of Incorporation of the Company (the "Certificate of Incorporation") provides that the Board of Directors shall be divided into three classes, as nearly equal in number as possible, with one class being elected each year for a three-year term.

CURRENT COMPOSITION OF BOARD OF DIRECTORS

         The following is the current composition of the Board of Directors:

         Director                                             Class
         --------                                             -----

         Michael G. Psaros                                    I
         Gerald R. Riordan                                    I
         Stephen W. Presser                                   I
         A. Lawrence Fagan                                    I
         David P. Shapiro                                     II
         Raquel V. Palmer                                     II
         Joseph S. Rhodes                                     II
         Eugene J. Keilin                                     III
         Brian J. Riley                                       III
         Edward W. Morawski                                   III
         Kenneth K. Fisher                                    III

PROCEDURES FOR NOMINATION AND ELECTION

         On July 20, 2000, Blue Truck purchased 613,073 shares of Series A Preferred Stock for $25.0 million in cash consideration (the "KPS Transaction"). Pursuant to the terms of the Investors' Agreement between the Company and Blue Truck entered into in connection with the KPS Transaction (the "KPS Investors' Agreement") and the Certificate of Powers, Designations, Preferences and Rights of the Series A Preferred Stock (the "Certificate of Designations"), the holders of a majority of the Series A Preferred Stock (the "Majority Holders") are currently entitled to designate and elect six of the eleven members of the Company's Board of Directors. An independent committee of the Board, consisting of one of the directors designated or elected to the Board by the Majority Holders and all of the members of the Board who were not designated or elected to the Board by the Majority Holders (the "Independent Committee"), is entitled to nominate the remaining five members of the Board, provided that, as long as Charterhouse URS, LLC ("Charterhouse") is entitled to nominate member(s) of the Board of Directors pursuant to the Investors' Agreement between the Company and Charterhouse (the "Charterhouse Investors' Agreement"), the Charterhouse nominee(s) must be included among the nominees of the Independent Committee. Under the Charterhouse Investors' Agreement, Charterhouse currently has the right to nominate two persons for election to the Company's Board of Directors.

         At the Annual Meeting, four Class I directors are to be elected to serve until the Company's annual meeting of stockholders in 2005 or until their successors are elected and qualified, and the remaining seven directors will continue to serve in accordance with their prior election or appointment. Of the Class I directors whose terms of office are scheduled to expire at the Annual Meeting, two were appointed to the Board by the Majority Holders, one was a nominee of Charterhouse and one was appointed as a director prior to the KPS Transaction. Consistent with their right to designate and elect a majority of the Board of Directors, the Majority Holders have the right to designate and elect two Class I directors at the Annual Meeting. The Majority Holders have designated Michael G. Psaros and Stephen W. Presser as their Class I nominees for election at the Annual Meeting. The holders of Common Stock have the right to elect two Class I directors at the Annual Meeting. The Independent Committee of the Board has nominated A. Lawrence Fagan, the nominee of Charterhouse, and Gerald R. Riordan as the Class I nominees for election by the holders of Common Stock at the Annual Meeting.

         Thus, the four nominees for election to the Board of Directors at the Annual Meeting are Mr. Psaros, Mr. Presser, Mr. Fagan and Mr. Riordan. The shares of Series A Preferred Stock are entitled to vote only for the election of Mr. Psaros and Mr. Presser and the shares of Common Stock are entitled to vote only for the election of Mr. Fagan and Mr. Riordan.

         The persons named on the enclosed proxy card will vote the shares represented thereby for the election of the Board's nominees for director identified on such proxy card as described above, except where authority has been withheld as to a particular nominee or as to all such nominees. It is expected that each of the nominees will serve, but if any nominee declines or is unable to serve for any unforeseen cause, the persons named on the proxy card will vote to fill any vacancy so arising in accordance with such persons' own judgment and consistent with the Certificate of Designations, the KPS Investors' Agreement and the Charterhouse Investors' Agreement, as applicable, unless authority to do so is withheld in such proxy.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE HOLDERS OF
      SERIES A PREFERRED STOCK VOTE FOR MR. PSAROS AND MR. PRESSER AND THAT
         THE HOLDERS OF COMMON STOCK VOTE FOR MR. FAGAN AND MR. RIORDAN.





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


NOMINEES AND CONTINUING DIRECTORS

         The following table sets forth certain information with respect to the nominees and the continuing directors of the Company:

                 Name, Age and                        Principal Occupation and
     Month and Year First Elected Director               Other Information
     -------------------------------------               -----------------

                 CLASS I DIRECTORS WITH TERMS EXPIRING IN 2002/
                   NOMINEES FOR ELECTION AT THE ANNUAL MEETING

Gerald R. Riordan, Age 53, October 1999    Mr.   Riordan   has   served  as  the
                                           Company's  Chief  Executive   Officer
                                           since  October  11,  1999  and as the
                                           Company's Secretary since November 2,
                                           1999.   Between   December  1997  and
                                           October  1999,   Mr.  Riordan  was  a
                                           consultant/entrepreneur   engaged  in
                                           private   investment   opportunities.
                                           From October  1996 to December  1997,
                                           he was President and Chief  Operating
                                           Officer of Ryder TRS, Inc. (not owned
                                           by  Ryder  System,   Inc.),  a  truck
                                           rental  company.  From  1993 to 1996,
                                           Mr.  Riordan  served as  President of
                                           Ryder  Consumer  Truck  Rental,   and
                                           obtained        the        additional
                                           responsibility  of President of Ryder
                                           Student  Transportation  Services  in
                                           1995,  holding both  positions  until
                                           October 1996.

A. Lawrence Fagan, Age 71, June 2001       Mr. Fagan joined  Charterhouse  Group
                                           International, Inc., a private equity
                                           investment    firm     ("Charterhouse
                                           International"),    in    1983    and
                                           currently    serves   as   its   Vice
                                           Chairman.   Mr.   Fagan   served   as
                                           President and Chief Operating Officer
                                           of  Charterhouse  International  from
                                           December 1996 until June 2001.  Prior
                                           to        joining        Charterhouse
                                           International,  Mr. Fagan had over 25
                                           years of  experience in corporate and
                                           investment banking positions. He is a
                                           director of Cross  Country,  Inc.,  a
                                           healthcare      staffing     services
                                           provider,  Top Image Systems, Ltd., a
                                           developer  of  automated  information
                                           collection,       processing      and
                                           recognition   systems,  and  numerous
                                           privately-held companies.

Michael G. Psaros, Age 34, July 2000       Mr.  Psaros  is the  Chairman  of the
                                           Board of Directors of the Company. He
                                           co-founded KPS, a private equity fund
                                           focused on constructive  investing in
                                           restructurings,





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

                                           turnarounds    and   other    special
                                           situations, in 1998, and is currently
                                           a  Managing  Principal  of KPS and of
                                           Keilin  &  Co.  LLC   ("K&Co."),   an
                                           investment  banking firm specializing
                                           in   providing   financial   advisory
                                           services in connection  with mergers,
                                           acquisitions      and      turnaround
                                           transactions. Mr. Psaros joined K&Co.
                                           in  1991.  Mr.  Psaros  serves  as  a
                                           director of the  following  privately
                                           held  companies:   Blue  Ridge  Paper
                                           Products,  Inc.,  a  manufacturer  of
                                           envelope  grade  paper and board used
                                           in liquid  packaging  ("Blue Ridge");
                                           Blue   Heron   Paper    Company,    a
                                           manufacturer    of   newsprint    and
                                           groundwood   paper  products   ("Blue
                                           Heron");  DeVlieg Bullard II, Inc., a
                                           machine       tool       manufacturer
                                           ("DeVlieg");  Curtis Papers,  Inc., a
                                           producer  of  specialty  and  premium
                                           papers  ("Curtis");  Golden Northwest
                                           Aluminum   Corp.,  a   privately-held
                                           producer  of  primary  and   extruded
                                           aluminum products;  Genesis Worldwide
                                           II, Inc. a capital goods manufacturer
                                           servicing  all segments of the metals
                                           industry  ("Genesis");  and New Flyer
                                           Industries, a manufacturer of transit
                                           buses ("New Flyer"). Prior to joining
                                           K&Co.,  Mr.  Psaros was an investment
                                           banker with Bear, Stearns & Co., Inc.

Stephen W. Presser, Age 42, July 2000      Mr.  Presser  joined KPS and K&Co. in
                                           1998 and is  currently a Principal of
                                           KPS and of  K&Co.  Mr.  Presser  is a
                                           director of Blue  Ridge,  Blue Heron,
                                           DeVlieg,   Curtis,  Genesis  and  New
                                           Flyer. From 1985 to 1997, Mr. Presser
                                           was an  attorney  in the law  firm of
                                           Cohen,  Weiss  and Simon of New York,
                                           New York.

                 CLASS II DIRECTORS WITH TERMS EXPIRING IN 2003

Joseph S. Rhodes, Age 31, May 2001         Mr.   Rhodes   joined    Charterhouse
                                           International  in 1997 and  currently
                                           serves as a Vice President. From 1995
                                           to 1997,  Mr.  Rhodes was employed in
                                           the Mergers &  Acquisitions  Group of
                                           the Union Bank of Switzerland.

David P. Shapiro, Age 39, July 2000        Mr.  Shapiro  co-founded  KPS  and is
                                           currently a Managing Principal of KPS
                                           and of K&Co. Mr. Shapiro joined K&Co.
                                           in 1991.  Mr.  Shapiro is Chairman of
                                           the Board of Directors of Blue Heron,
                                           and  serves  as a  director  of  Blue
                                           Ridge, DeVlieg,  Curtis,  Genesis and
                                           New Flyer.  Prior to  joining  K&Co.,
                                           Mr. Shapiro was an investment  banker
                                           at     Drexel     Burnham     Lambert
                                           Incorporated and

                                           Dean Witter Reynolds, Inc.

Raquel V. Palmer, Age 29, July 2000        Ms. Palmer is a Senior Vice President
                                           of KPS and of K&Co. Ms. Palmer joined
                                           K&Co.  in 1994 and has been  with KPS
                                           since  the  fund's   inception.   Ms.
                                           Palmer  serves as a director  of Blue
                                           Heron,  Blue  Ridge,  DeVlieg and New
                                           Flyer.  Prior to joining  K&Co.,  Ms.
                                           Palmer was an investment  banker with
                                           Kidder, Peabody & Co.

                 CLASS III DIRECTORS WITH TERMS EXPIRING IN 2004

Edward W. Morawski, Age 53, May 1998       Mr.   Morawski   served   as  a  Vice
                                           President  of the  Company  from  May
                                           1998  to  May  2002,   and  currently
                                           serves   as  a   consultant   to  the
                                           Company.   In  1977,   Mr.   Morawski
                                           founded Northland Auto  Transporters,
                                           Inc.  and  Northland  Fleet  Leasing,
                                           Inc. (collectively, "Northland"), one
                                           of  the  businesses  acquired  by the
                                           Company   in   connection   with  its
                                           initial public  offering,  and served
                                           as the  President of  Northland  from
                                           inception  until its  acquisition  by
                                           the Company in May 1998.

Kenneth K. Fisher, Age 49, November 2001   Mr.  Fisher has been an  attorney  in
                                           private    practice    since    1978,
                                           concentrating  in the areas of health
                                           care, insurance, labor and employment
                                           and real  estate  litigation.  He has
                                           been a  partner  at the  law  firm of
                                           Phillips Nizer Benjamin Krim & Ballon
                                           LLP since January 2002.  From 1991 to
                                           2001,  Mr. Fisher was a member of the
                                           New York  City  Council  representing
                                           the 33rd District (Brooklyn).

Eugene J. Keilin, Age 59, July 2000        Mr. Keilin  founded K&Co. in 1990 and
                                           co-founded   KPS  in   1998.   He  is
                                           currently a Managing Principal of KPS
                                           and of K&Co.  Mr.  Keilin is Chairman
                                           of the  Board  of  Directors  of Blue
                                           Ridge  and  serves as a  director  of
                                           Blue Heron, DeVlieg,  Curtis, Genesis
                                           and  New  Flyer.  Prior  to  founding
                                           K&Co.,   Mr.  Keilin  was  a  General
                                           Partner of Lazard Freres & Co.

Brian J. Riley, Age 32, July 2000          Mr. Riley is a senior Vice  President
                                           of KPS and of K&Co.  Mr. Riley joined
                                           K&Co.  in 1993 and has been  with KPS
                                           since the fund's inception. Mr. Riley
                                           serves as a director  of Blue  Ridge,
                                           Blue  Heron  and  DeVlieg.  Prior  to
                                           joining  K&Co.,   Mr.  Riley  was  an
                                           investment  banker in the Mergers and
                                           Acquisitions   Department   of  Smith
                                           Barney, Harris & Upham.

         Messrs. Fagan and Rhodes were nominated by Charterhouse to serve as directors of the Company pursuant to the provisions of the Charterhouse Investors' Agreement.

         Messrs. Shapiro, Keilin, Riley, Psaros and Presser and Ms. Palmer were designated by the Majority Holders to serve as directors of the Company pursuant to the provisions of the KPS Investors' Agreement and the Certificate of Designations.

EXECUTIVE OFFICERS

         The following table sets forth certain information with respect to the executive officers of the Company who are not directors of the Company:

                    EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

              Name and Age            Principal Occupation and Other Information
              ------------            ------------------------------------------

Patrick J. Fodale, Age 39                  Mr.   Fodale   has   served  as  Vice
                                           President and Chief Financial Officer
                                           of  the  Company  since  April  2001.
                                           Between December 1999 and March 2001,
                                           Mr. Fodale was the Vice President and
                                           Chief  Financial  Officer  of  Global
                                           Technologies,   Ltd.,   a  technology
                                           incubator   investing   in   emerging
                                           growth   companies.   Prior   to  his
                                           employment by Global,  Mr. Fodale was
                                           a  workout  specialist  recruited  by
                                           companies    in   or    contemplating
                                           bankruptcy  under  Chapter  11 of the
                                           U.S.  Bankruptcy  Code.  He served as
                                           Chief Financial Officer of Homeplace,
                                           Inc.,  a  housewares  retailer,  from
                                           March 1998 to  September  1999 and as
                                           Chief  Financial   Officer  of  Color
                                           Tile,  Inc., a specialty  retailer of
                                           floor   covering    products,    from
                                           November 1995 to October  1997.  From
                                           1985 to October 1995,  Mr. Fodale was
                                           employed by Arthur Andersen, LLP.

Michael A. Wysocki, Age 48                 Mr. Wysocki has been President of the
                                           Company's   Transport  Business  Unit
                                           since  January  2000.   Mr.   Wysocki
                                           founded MPG

                                           Transco,  Ltd.,  a Livonia,  Michigan
                                           based auto transport  company ("MPG")
                                           in 1973,  and served as its President
                                           and  Chief  Executive   Officer  from
                                           inception  until MPG was  acquired by
                                           the  Company  in January  1999.  From
                                           January 1999 until January 2000,  Mr.
                                           Wysocki served as general  manager of
                                           the  Company's  MPG  division.  Since
                                           July 1985,  Mr.  Wysocki has been the
                                           Chief     Executive     Officer    of
                                           Translesco,  Inc., a corporation that
                                           leases      employees      to     MPG
                                           ("Translesco").

Harold W. Borhauer II, Age 52              Mr.  Borhauer  has been  President of
                                           the  Company's  Towing  and  Recovery
                                           Business  Unit since January 2000. In
                                           1983, Mr. Borhauer founded  Arizona's
                                           Towing  Professionals,   Inc.,  which
                                           does  business  as  Shamrock   Towing
                                           ("Shamrock"),   a  Phoenix,   Arizona
                                           based  towing  and  recovery  company
                                           that was  acquired  by the Company in
                                           March 1999.  Mr.  Borhauer  served as
                                           Shamrock's  Chief  Executive  Officer
                                           from 1983  until its  acquisition  by
                                           the  Company.  From  March 1999 until
                                           January 2000, Mr.  Borhauer served as
                                           general   manager  of  the  Company's
                                           Shamrock division.

               ORGANIZATION AND REMUNERATION OF BOARD OF DIRECTORS

         The organization of the Board of Directors provides for an Audit Committee, a Compensation Committee and an Independent Committee.

         The Audit Committee reviews with the Company's independent auditors the scope of their annual and interim examinations and consults with the auditors during any audit when appropriate. The Audit Committee is also responsible for
(i) making recommendations to the Board of Directors with respect to the independent auditors who conduct the annual examination of the Company's accounts, (ii) reviewing the scope of the annual audit and meeting periodically with the Company's independent auditors to review their findings and recommendations, (iii) approving significant accounting principles and policies and changes thereto, (iv) periodically reviewing the Company's principal internal financial controls and (v) recommending to the Board of Directors whether or not the annual audited financial statements of the Company shall be included in the Company's Annual Report on Form 10-K For the relevant fiscal year. The Board of Directors adopted a written charter for the Audit Committee, the most recently amended version of which is attached as Appendix A to this Proxy Statement.

         The Audit Committee held five meetings during the fiscal year ended December 31, 2001. From January 1, 2001 to May 3, 2001, the members of the Audit Committee were Todd Q. Smart, Robert L. Berner III and Michael S. Pfeffer. On May 3, 2001, Mr. Berner resigned from the Board of Directors and on May 14, 2001, Joseph S. Rhodes was appointed a member of the Audit Committee to fill the vacancy resulting from Mr. Berner's resignation. Messrs. Pfeffer and Smart resigned as directors of the Company on June 1, 2001 and June 18, 2001 respectively. On November 27, 2001, Raquel V. Palmer and Brian J. Riley were appointed as members of the Audit Committee to fill the vacancies resulting from the resignations of Messrs. Pfeffer and Smart. On April 19, 2002, Mr. Riley resigned as a member of the Audit Committee and Kenneth K. Fisher was appointed to the Committee to fill the vacancy resulting from Mr. Riley's resignation. Thus, the current members of the Audit Committee are Joseph S. Rhodes, Raquel V. Palmer and Kenneth K. Fisher.

         The operating charter of the Audit Committee provides that the Committee will be comprised of three or more directors, each of whom shall have been determined by the Board to qualify as an "independent director" as defined under applicable New York Stock Exchange ("NYSE"), American Stock Exchange or National Association of Securities Dealers rules; provided, however, that in the event the Board of Directors determines that it is not possible to form an Audit Committee comprised solely of "independent" directors, as defined under the applicable listing standards, the Board may appoint to the Audit Committee one or more directors who do not qualify as "independent" directors under such listing standards, but who otherwise meet the qualifications for appointment to the Audit Committee set forth in the operating charter. For purposes of determining the independence of members of the Audit Committee, the Board has previously adopted the definition of independence set forth in Sections 303.01(B)(2)(a) and (3) of the NYSE listing standards. Mr. Fisher is an "independent" director under the NYSE listing standards. Mr. Rhodes is an employee of Charterhouse International, which is affiliated with Charterhouse. Due to Charterhouse's ownership of approximately $96.7 million aggregate principal amount of the Company's 8% Convertible Subordinated Debentures, and its receipt of a fee consisting of 183,992 shares of the Company's Common Stock in July 2000, Mr. Rhodes may be deemed to have a "business relationship" with the Company as defined in Section 303.01(B)(3)(b) of the NYSE listing standards, and is therefore not an "independent" director under the NYSE listing standards. See "Certain Relationships and Related Transactions." Ms. Palmer is an employee of KPS, which controls Blue Truck. As of May 1, 2002, Blue Truck owned 613,073 shares of Series A Preferred Stock which (including dividends accumulated thereon as of May 1, 2002) were convertible into 6,866,594 shares of Common Stock, or 76.7% of the Common Stock outstanding as of May 1, 2002. In addition, in connection with the KPS Transaction, the Company agreed to pay KPS Management, LLC, an affiliate of KPS and Blue Truck ("KPS Management"), a transaction fee in the amount of $2,500,000 and an annual management fee of (a) $1 million, payable quarterly, for so long as holders of the Series A Preferred Stock have the right under the KPS Investors' Agreement or the Certificate of Designations to elect a majority of the Company's directors, or (b) $500,000, payable quarterly, for so long as holders of the Series A Preferred Stock have the right under the KPS Investors' Agreement or the Certificate of Designations to elect at least three of the Company's directors. See "Certain Relationships and Related Transactions." Due to Blue Truck's ownership of Series A Preferred Stock and the management fee payable to KPS Management, Ms. Palmer may be deemed to have a "business relationship" with the Company as defined under Section 303.01(B)(3)(b) of the NYSE listing standards, and is therefore not an "independent" director under the NYSE listing standards. In accordance with the Audit Committee's operating charter, the Board has determined that, due to the current composition of the Board, it is not possible to form an Audit Committee comprised solely of "independent" directors but that Ms. Palmer and Mr. Rhodes otherwise meet the qualifications for appointment to the Committee as set forth in the operating charter.

         The Compensation Committee is responsible for (i) developing and monitoring compensation arrangements for the executive officers of the Company based upon recommendations of the Chief Executive Officer, (ii) reviewing the compensation of any employee of the Company whose compensation exceeds $100,000 per annum, (iii) adopting amendments to all of the Company's plans intended to qualify under Section 401 of the Internal Revenue Code of 1986, as amended, (iv) administering the Company's 1998 Stock Option Plan (the "1998 Stock Option Plan") with respect to option grants to executive officers of the Company, and
(v) performing such other activities and functions related to executive compensation as the Board of Directors of the Company may from time to time direct. During 2001, the full Board of Directors performed the functions of the Compensation Committee.

         The Independent Committee selects nominees for director consistent with the terms of the KPS Investors' Agreement. Pursuant to the KPS Investors' Agreement, the Independent Committee consists of one of the directors designated or elected by the Majority Holders and all of the members of the Board of Directors who were not designated or elected by the Majority Holders. The Independent Committee did not hold any meetings during 2001, but acted from time to time by written consent. From January 1, 2001 to May 3, 2001, the members of the Independent Committee were Michael G. Psaros, Gerald R. Riordan, Edward W. Morawski, Robert L. Berner, III, Michael S. Pfeffer and Todd Q. Smart. On May 3, 2001, Mr. Berner resigned as a director of the Company, and on May 14, 2001, Joseph S. Rhodes was appointed to the Independent Committee to fill the vacancy resulting from Mr. Berner's resignation. On June 1, 2001, Mr. Pfeffer resigned as a director of the Company, and on June 26, 2001, A. Lawrence Fagan was appointed to the Independent Committee to fill the vacancy resulting from Mr. Pfeffer's resignation. On June 18, 2001, Mr. Smart resigned as a director of the Company, and on April 19, 2002, Kenneth K. Fisher was appointed to the Independent Committee to fill the vacancy resulting from Mr. Smart's resignation. Thus, the current members of the Independent Committee are Michael G. Psaros, Gerald R. Riordan, Edward W. Morawski, Joseph S. Rhodes,
A. Lawrence Fagan and Kenneth K. Fisher.

         Pursuant to the terms of the KPS Investors' Agreement, for as long as Blue Truck and its permitted transferees (the "Original Holders") own at least 50% of the Series A Preferred Stock acquired by Blue Truck in the KPS Transaction, the Majority Holders will be entitled to designate and elect a majority of the members of the Board of Directors. At lower levels of ownership by the Original Holders, the Majority Holders will be entitled to designate and elect three directors, one director or no directors, as set forth in the KPS Investors' Agreement.

         As described in the section entitled "Proposal No. 1: Election of Directors," the Independent Committee is currently entitled to nominate five out of eleven members of the Board of Directors, provided that, as long as Charterhouse is entitled to nominate member(s) of the Board pursuant to the Charterhouse Investors' Agreement, the Charterhouse nominees must be included among the nominees of the Independent Committee. The Independent Committee will consider candidates recommended by the Company's stockholders, if such nominations are submitted in accordance with the Company's Amended and Restated Bylaws. See the section herein entitled "Proposals of Security Holders." In considering such nominees, the Independent Committee must make its nominations in accordance with the terms of the Charterhouse Investors' Agreement, as described above.

         The Company's Board of Directors held three meetings during the fiscal year ended December 31, 2001 and also acted from time to time by unanimous written consent. Each incumbent director attended at least 75% of all of the meetings held by the Board of Directors and any committees on which such director served, except that Mr. Morawski did not attend one of the three Board of Directors meetings held during 2001.

         As compensation for service as a director of the Company, each director who is not an officer or employee of the Company is entitled to receive $2,500 in cash for each Board of Directors meeting attended by such director in person and $750 in cash for each Board of Directors meeting lasting more than 30 minutes attended by such director by telephone. Each director who is not an officer or employee of the Company and who serves on a committee of the Board of Directors is also entitled to receive $500 in cash (the "Committee Fee") for each committee meeting attended by such director; provided, however, that no Committee Fee shall be payable to any director unless and until the closing price of the Company's Common Stock exceeds $50.00 per share for five consecutive trading days following the date of the meeting to which the Committee Fee relates. All directors are reimbursed for their out-of-pocket expenses incurred in connection with attending meetings of the Board and committees thereof.

         In addition, each director who is neither an officer nor an employee of the Company nor affiliated with KPS or Charterhouse is entitled to receive (i) upon joining the Board and at each annual meeting of the Board thereafter, a grant of options to purchase 2,000 shares of the Company's Common Stock with an exercise price equal to the fair market value of the Common Stock on the date of grant, and (ii) upon accepting the position of chairman of a committee of the Board, a grant of options to purchase 250 shares of Common Stock with an exercise price equal to the fair market value of the Common Stock on the date of grant.

                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

     The following table presents summary information concerning the compensation of the Company's Chief Executive Officer ("CEO") and its three other most highly compensated executive officers (together, the "Named Executive Officers") for services rendered to the Company and its subsidiaries during 1999, 2000 and 2001. Other than the Named Executive Officers, no executive officer of the Company received salary and bonus payments exceeding $100,000 in the aggregate during fiscal year 2001. All share amounts have been adjusted to give effect to the Reverse Stock Split.


                                                                                              SECURITIES
                                                                                              UNDERLYING         ALL OTHER
NAME & PRINCIPAL POSITION                              YEAR       SALARY          BONUS         OPTIONS        COMPENSATION
-------------------------                              ----       ------          -----         -------        ------------
Gerald R. Riordan (1)..................................2001     $ 350,000      $      --           --             $ 300,000(2)
(Chief Executive Officer)                              2000       319,551             --          87,500(3)         600,000(2)
                                                       1999        61,539          100,000(4)     75,000(5)             --

Patrick J. Fodale (6)..................................2001       199,927            --            --                   --
(Chief Financial Officer)

Michael A. Wysocki (7).................................2001       200,000            --            --                37,500(2)
(President, Transport Business Unit)                   2000       167,290            --           36,250(8)          75,000(2)
                                                       1999       110,000            --            --                  --

Harold W. Borhauer II (9) .............................2001       160,000            --            --                31,250(2)
(President, Towing and Recovery Business               2000       134,956            --           34,000(10)         62,500(2)
Unit                                                   1999        52,343              780         --                  --

---------------

(1)      Mr. Riordan's employment with the Company began as of October 11, 1999.

(2) Consists entirely of a payment in lieu of the change in control payment due this executive officer under his former employment agreement.

(3) Includes options to purchase 37,500 shares granted in replacement of the 37,500 cancelled options described in footnote (5) below.

(4) Consists of $50,000 in cash and 3,077 shares of Common Stock with a market value of $50,000 as of January 1, 2000.

(5) Includes options to purchase 37,500 shares that were cancelled as of July 20, 2000.

(6)      Mr. Fodale's employment with the Company began as of April 2, 2001.

(7)      Mr. Wysocki's employment with the Company began as of January 11, 1999.



                                       15

(8) Includes options to purchase 3,750 shares that were cancelled as of July 20, 2000 and options to purchase 3,750 shares granted on July 20, 2000 in replacement of such cancelled options.

(9)      Mr. Borhauer's employment with the Company began as of March 5, 1999.

(10) Includes options to purchase 3,000 shares that were cancelled as of July 20, 2000 and options to purchase 3,000 shares granted as of July
         20, 2000 in replacement of such cancelled options.



                              OPTION GRANTS IN 2001

     No stock options were granted to any of the Named Executive Officers during 2001.



                          FISCAL YEAR-END OPTION VALUES

         The following table sets forth information concerning the number of shares of the Company's common stock underlying exercisable and unexercisable options held by the Named Executive Officers as of December 31, 2001. As of such date, the exercise price for each of these options exceeded the fair market value of such options based on the last reported sale price of the common stock on December 31, 2001 ($0.25 per share) and, therefore, the options had no value. No options were exercised by any of the Named Executive Officers during 2001. Mr. Fodale does not own any options. All share amounts have been adjusted to give effect to the Reverse Stock Split.

                                                                       SHARES
                                                SHARES UNDERLYING   UNDERLYING
                                                   EXERCISABLE     UNEXERCISABLE
             NAME                                    OPTIONS          OPTIONS
             ----                                    -------          -------

             Gerald R. Riordan..................      66,666          58,334
             Michael Wysocki....................      13,333          19,167
             Harold Borhauer II.................      12,333          18,667

                              EMPLOYMENT AGREEMENTS

         The Company had an employment agreement with Mr. Riordan, effective as of October 11, 1999, that provided Mr. Riordan with an annual base salary of $300,000. The agreement also provided that, upon a "change of control" of the Company (as defined in the agreement), Mr. Riordan was entitled to receive a change of control payment in the amount of $1.2 million plus accelerated vesting of all stock options then held by him. On July 20, 2000, in connection with the KPS Transaction, the Company and Mr. Riordan entered into a new employment agreement which replaced his former employment agreement. The new employment agreement has a term of three years, and provides for automatic one year extensions unless either party gives the other six months prior notice of an intention to terminate the agreement. Under the new agreement, Mr. Riordan is entitled to receive an annual base salary of $350,000, subject to increase at the discretion of the Compensation Committee. In lieu of the change of control payment provided for under his former employment agreement, Mr. Riordan received a cash payment of $600,000 at the closing of the KPS Transaction, a stay bonus of $300,000 on July 20, 2001 and, as long as he remains employed by the Company, Mr. Riordan will be entitled to receive a stay bonus of $300,000 on July 20, 2002. In the event of the termination of Mr. Riordan's employment agreement prior to the expiration of the term thereof for any reason other than (i) a termination for "cause" by the Company (as defined in the agreement), or (ii) a termination by Mr. Riordan other than for "good reason" (as defined in the agreement), any unpaid portion of the stay bonus as of the date of such termination, plus interest at an annual rate of 8% computed from July 20, 2000, will be immediately due and payable to Mr. Riordan. Under the terms of the employment agreement, Mr. Riordan is also entitled to an annual bonus, which bonus may not exceed 140% of his base salary, upon the Company's achievement of certain target earnings established by the Compensation Committee.

         In lieu of the full acceleration of options provided for under Mr. Riordan's former employment agreement, upon the closing of the KPS Transaction and pursuant to the new employment agreement, (i) unvested stock options to purchase 37,500 shares of Common Stock held by Mr. Riordan became vested and fully exercisable on July 20, 2000, and options to purchase an additional 37,500 shares held by Mr. Riordan were cancelled, (ii) Mr. Riordan was granted an option to purchase 37,500 shares of Common Stock at the fair market value of the Common Stock on July 20, 2000, which option vests in equal installments on each of the first, second and third anniversaries of July 20, 2000, provided that such option will vest and become fully exercisable upon Mr. Riordan's death or disability or a termination of Mr. Riordan's employment (a) by the Company other than for "cause," or (b) by Mr. Riordan for "good reason." In addition, under the new employment agreement, Mr. Riordan received (i) an option to purchase 16,666 shares of Common Stock at an exercise price of $6.12 per share (equal to 1.5 times the conversion price of the Series A Preferred Stock on July 20, 2000 (the "Conversion Price"), which option vested in full on July 20, 2001, (ii) an option to purchase 16,667 shares of Common Stock at an exercise price of $10.20 per share (equal to 2.5 times the Conversion Price), which option will vest in full on July 20, 2002 and (iii) an option to purchase 16,667 shares of Common Stock at an exercise price of $14.28 per share (equal to 3.5 times the Conversion Price), which option will vest in full on July 20, 2003.

         The Company entered into an employment agreement with Mr. Wysocki in January 2000, pursuant to which Mr. Wysocki served as President of the Transport Business Unit at an annual salary of $150,000. In connection with this employment agreement, the Company granted Mr. Wysocki an option to purchase 7,500 shares of Common Stock at an exercise price equal to fair market value of the Common Stock on the date of grant. The agreement also provided that upon a "change of control" of the Company (as defined in the agreement), Mr. Wysocki was entitled to receive a change of control payment in the amount of $150,000, plus accelerated vesting of all stock options then held by him. On July 20, 2000, in connection with the KPS Transaction, Mr. Wysocki entered into a new employment agreement with the Company that replaced his former employment agreement. The new employment agreement has a term of three years. Under the new agreement, Mr. Wysocki is entitled to receive an annual base salary of $200,000, subject to increase at the Compensation Committee's discretion. In lieu of the change of control payment provided for under his former employment agreement, Mr. Wysocki received a cash payment of $75,000 at the closing of the KPS Transaction, a stay bonus of $37,500 on July 20, 2001 and, as long as he remains employed by the Company, Mr. Wysocki will be entitled to a stay bonus of $37,500 on July 20, 2002. In the event of the termination of Mr. Wysocki's employment agreement prior to the expiration of the term thereof for any reason other than
(i) a termination for "cause" by the Company (as defined in the new agreement), or (ii) a termination by Mr. Wysocki other than for "good reason" (as defined in the new agreement), any unpaid portion of the stay bonus as of the date of such termination, plus interest at an annual rate of 8% computed from July 20, 2000 will be immediately due and payable to Mr. Wysocki. Under the terms of the employment agreement, Mr. Wysocki is also entitled to an annual bonus, which bonus may not exceed 100% of his base salary, upon the Company's achievement of certain target earnings established by the Compensation Committee.

        In lieu of full acceleration of options provided for under Mr. Wysocki's old employment agreement, upon the closing of the KPS Transaction and pursuant to the new agreement (i) unvested stock options to purchase 3,750 shares of Common Stock became vested and fully exercisable on July 20, 2000, and options to purchase an additional 3,750 shares were cancelled, and (ii) Mr. Wysocki was granted an option to purchase 3,750 shares of Common Stock at the fair market value of the Common Stock on July 20, 2000, which option vests in equal installments on each of the first, second and third anniversaries of July 20, 2000, provided that such option will vest and become fully exercisable upon Mr. Wysocki's death or disability or a termination of Mr. Wysocki's employment (a) by the Company other than for "cause," or (b) by Mr. Wysocki for "good reason." In addition, under the new agreement, Mr. Wysocki received (i) an option to purchase 8,333 shares of Common Stock at an exercise price of $6.12 per share (equal to 1.5 times the Conversion Price), which option vested in full on July 20, 2001, (ii) an option to purchase 8,333 shares of Common Stock at an exercise price of $10.20 per share (equal to 2.5 times the Conversion Price), which option will vest in full on July 20, 2002 and (iii) an option to purchase 8,334 shares of Common Stock at an exercise price of $14.28 per share (equal to 3.5 times the Conversion Price), which option will vest in full on July 20, 2003.

         The Company entered into an employment agreement with Mr. Borhauer in January 2000, pursuant to which Mr. Borhauer served as President of the Company's Towing and Recovery Business Unit at an annual salary of $125,000. In connection with this employment agreement, the Company granted Mr. Borhauer an option to purchase 6,000 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock on the date of grant. The agreement also provided that upon a "change of control" of the Company (as defined in the agreement), Mr. Borhauer was entitled to receive a change of control payment in the amount of $125,000, plus accelerated vesting of all stock options then held by him. On July 20, 2000, in connection with the KPS Transaction, Mr. Borhauer entered into a new employment agreement that replaced his former agreement. The new employment agreement has a term of two years. Under the new agreement, Mr. Borhauer is entitled to receive an annual base salary of $160,000, subject to increase at the Compensation Committee's discretion. In lieu of the change of control payment provided for under his former agreement, Mr. Borhauer received a cash payment of $62,500 at the closing of the KPS Transaction, a stay bonus of $31,250 on July 20, 2001 and, as long as he remains employed by the Company, Mr. Borhauer will be entitled to a stay bonus of $31,250 on July 20, 2002. In the event of the termination of Mr. Borhauer's employment agreement prior to the expiration of the term thereof for any reason other than (i) a termination for "cause" by the Company (as defined in the new agreement), or (ii) a termination by Mr. Borhauer other than for "good reason" (as defined in the new agreement), any unpaid portion of the stay bonus as of the date of such termination, plus interest at an annual rate of 8% computed from July 20, 2000 will be immediately payable to Mr. Borhauer. Under the terms of the employment agreement, Mr. Borhauer is also entitled to an annual bonus, which bonus may not exceed 100% of his base salary, upon the Company's achievement of certain target earnings established by the Compensation Committee.

         In lieu of full acceleration of options provided for under Mr. Borhauer's former employment agreement, upon the closing of the KPS Transaction and pursuant to the new employment agreement, (i) unvested stock options to purchase 3,000 shares of the Company's Common Stock became vested and fully exercisable on July 20, 2000, and options to purchase an additional 3,000 shares were cancelled, and (ii) Mr. Borhauer was granted an option to purchase 3,000 shares of Common Stock at the fair market value of the Common Stock on July 20,

2000, which option vests in equal installments on each of the first, second and third anniversaries of July 20, 2000, provided that such option will vest and become fully exercisable upon Mr. Borhauer's death or disability or a termination of Mr. Borhauer's employment (a) by the Company other than for "cause," or (b) by Mr. Borhauer for "good reason." In addition, under the new agreement, Mr. Borhauer received (i) an option to purchase 8,333 shares of Common Stock at an exercise price of $6.12 per share (equal to 1.5 times the Conversion Price), which option vested in full on July 20, 2001, (ii) an option to purchase 8,333 shares of Common Stock at an exercise price of $10.20 per share (equal to 2.5 times the Conversion Price), which option will vest in full on July 20, 2002 and (iii) an option to purchase 8,334 shares of Common Stock at an exercise price of $14.28 per share (equal to 3.5 times the Conversion Price), which option will vest in full on July 20, 2003.

         The employment agreements between the Company and Messrs. Riordan, Wysocki and Borhauer each provide that upon a "change of control" of the Company (as defined in the employment agreement), the executive has the option, exercisable for one year following such change of control, to terminate the agreement and to continue to receive his base salary and to participate in all employee benefit plans, to the extent permitted by such plans, through the later of (a) the end of the term of the agreement (without regard to the termination thereof) and (b) one year from the date of such termination. In addition, if the executive terminates the new agreement as described in the foregoing sentence, all of his stock options that are unvested upon the change of control giving rise to such termination will vest as of the date of such change of control. If the Company terminates the new agreement without "cause", the executive is entitled to continue to receive his base salary and to participate in all employee benefit plans, to the extent permitted by such plans, through the later of (a) the end of the term of the new agreement (without regard to the termination thereof) and (b) one year from the date of such termination. The new agreement contains covenants that prohibit the executive from competing with the Company and from soliciting its employees during the employment term and until the later of (a) the last day of the term of the agreement (without regard to any termination thereof) and (b) one year from the date of termination. The new employment agreements also provide for customary perquisites and benefits.

         The Company entered into an employment agreement with Mr. Fodale in March 2001, pursuant to which Mr. Fodale's employment as Vice President and Chief Financial Officer of the Company commenced on April 2, 2001. The agreement has a one year term expiring on April 2, 2002 (the "Expiration Date"), and provides for extension by mutual agreement of the Company and Mr. Fodale. Under the agreement, Mr. Fodale is entitled to receive an annual salary of $275,000 and is eligible to receive a performance bonus in an amount not to exceed 50% of his salary based upon criteria established by the Compensation Committee, or the full Board of Directors in the absence of the Compensation Committee. The agreement provides that at or prior to the Expiration Date, the Company and Mr. Fodale will have negotiated in good faith an equity compensation arrangement satisfactory to each party, provided that Mr. Fodale is not guaranteed to receive any equity compensation. The agreement also provides that if the Company
(i) terminates  the agreement  without "cause " (as defined in the agreement) or
(ii) has failed to enter into a new agreement prior to the Expiration Date providing for Mr. Fodale's continued employment subsequent to the Expiration Date or has failed to renew the agreement on the Expiration Date, Mr. Fodale is entitled to receive his salary for a period of six months following such event. The agreement contains covenants that prohibit Mr. Fodale from competing with the Company and from soliciting its employees during Mr. Fodale's employment with the Company and for a period of one year thereafter. The agreement also provides for customary perquisites and benefits. The Company and Mr. Fodale are currently negotiating an extension of the agreement.



                        REPORT ON EXECUTIVE COMPENSATION

         The  following  report   describes  the  policies   pursuant  to  which
compensation was paid to executive officers of the Company for performance during 2001.

COMPENSATION PHILOSOPHY AND APPROACH

         Generally, the Company seeks to attract, retain and motivate its executive officers through a combination of base salary, cash incentive awards based upon individual performance and stock option awards under the Company's 1998 Stock Option Plan and otherwise. Use of these three different tools provides incentives to reach short-term goals through the cash incentives and long-term goals through the stock option grants. The Board of Directors believes that a substantial portion of the aggregate annual compensation of each executive officer should be influenced by the performance of the Company and the individual contribution of the executive officer.

          Base Salaries

         The Company's base salary levels are set in the employment agreements entered into between the Company and each executive officer. The Board of Directors believes that the base salaries of the Company's executive officers for 2001 were generally below those for other comparable positions within the motor vehicle and equipment towing, recovery and transport service industry and similar industries. However, the Company places significant emphasis on incentive awards and stock option grants as a means of motivating and rewarding its management. The Board of Directors believes that this strategy provides optimal incentives for management to create long-term stockholder value.

          Incentive Compensation Payments

         In addition to base pay, the Company's senior executives (including the Company's Chief Executive Officer) are eligible to receive bonuses and stock option awards. Bonuses and stock options are awarded based upon the individual performance of each executive officer. No cash bonuses were paid to the Company's Named Executive Officers for their performance during 2001. In lieu of "change of control" payments provided under their former employment agreements, Mr. Wysocki and Mr. Borhauer each received cash payments upon the first anniversary of the KPS Transaction, and are each eligible to receive additional cash payments upon the second anniversary of the KPS Transaction if they remain employed by the Company. Upon the closing of the KPS Transaction in 2000, each of Mr. Borhauer and Mr. Wysocki received stock options (including options granted in replacement of options cancelled in connection with the KPS Transaction), that vest in increments over a three year period beginning with the first anniversary of the closing of the KPS Transaction. See "Employment Agreements". The Board of Directors believes that these option grants and stay bonuses provide proper incentives to these executive officers to improve the Company's operating performance and profitability and to increase stockholder value.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

         The compensation policies applicable to the Company's Chief Executive Officer are similar to those applicable to the Company's other executive officers. Mr. Riordan has an employment agreement with the Company, pursuant to which Mr. Riordan received a base salary of $350,000 during 2001.

         In lieu of the "change of control" payment otherwise due to him under the terms of his former employment agreement, Mr. Riordan received a cash payment of $300,000 upon the first anniversary of the closing of the KPS Transaction, and, as long he remains employed by the Company, Mr. Riordan is entitled to receive a stay bonus of $300,000 on the second anniversary of the closing of the KPS Transaction. Mr. Riordan was not granted any stock options during 2001. Upon the closing of the KPS Transaction, in 2000, Mr. Riordan received stock options, (including options granted in replacement of options cancelled in connection with the KPS Transaction) that vest in increments over a three year period beginning with the first anniversary of the closing of the KPS Transaction. See "Employment Agreements".

         The Board of Directors believes that the overall compensation package provided to the Company's Chief Executive Officer is at the lower end of the range for similar positions in the motor vehicle and equipment towing, recovery and transport services industry and similar industries. However, stock option grants provide a mechanism for the Chief Executive Officer, along with other senior executive officers of the Company, to benefit directly from strong management performance. Each of the options granted to the Chief Executive Officer in connection with the KPS Transaction (including options granted in replacement of cancelled options) has an exercise price equal to or greater than the fair market value of the Company's Common Stock on the date of grant. Thus, a substantial portion of the Chief Executive Officer's total compensation is tied directly to the creation of stockholder value.

DEDUCTIBILITY OF COMPENSATION IN EXCESS OF $1 MILLION PER YEAR

         Under Section 162(m) of the Internal Revenue Code, no deduction is allowed in any taxable year of a company for compensation in excess of $1 million paid to a company's chief executive officer and each of its four most highly paid other executive officers who are serving in such capacities as of the last day of such taxable year, subject to certain exceptions. Options will generally qualify under one of these exceptions if they are granted under a plan that states the maximum number of shares with respect to which options may be granted to any employee during a specified period, the exercise price is not less than the fair market value of the underlying Common Stock at the time of grant, and the plan under which the options are granted is approved by the company's stockholders and is administered by a compensation committee comprised solely of outside directors.

         In July 2000, the stockholders of the Company approved certain amendments to the Company's 1998 Stock Option Plan that are required in order to qualify options granted under the plan to covered executive officers as performance-based compensation for purposes of the exception to the deduction limit contained in Section 162(m) of the Code. The Company generally intends to comply with the requirements of Section 162(m); however, it also intends to weigh the burdens of such compliance against the benefits to be obtained by the Company and its stockholders, and may pay compensation that is not fully deductible if it determines that such payments are in the Company's and the stockholders' best interests.

         This Report on Executive Compensation shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the "Securities Act") or the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), and shall not otherwise be deemed filed under such Acts.

                                            Respectfully Submitted By:


                                            THE BOARD OF DIRECTORS

                                            Michael G. Psaros
                                            A. Lawrence Fagan
                                            Kenneth K. Fisher
                                            Eugene J. Keilin
                                            Edward W. Morawski
                                            Raquel V. Palmer
                                            Stephen W. Presser
                                            Joseph S. Rhodes
                                            Brian J. Riley
                                            Gerald R. Riordan
                                            David P. Shapiro

                             AUDIT COMMITTEE REPORT

         The  following  is a  report  of the  Audit  Committee  describing  the
Committee's   discussions  with  the  Company's  independent  auditors  and  the
Committee's review of the Company's audited financial statements.

         Management of the Company is responsible for the Company's internal controls and the financial reporting process. The Company's independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

         In this context, the Audit Committee has met and held discussions with management and the Company's independent auditors. Management has represented to the Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Committee also discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards).

         The Company's independent auditors also provided to the Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with the independent auditors that firm's independence and considered whether the non-audit services provided by the independent auditors are compatible with maintaining its independence.

         Based on the Committee's discussions with management and the independent auditors and the Committee's review of the representations of management and the report of the independent auditors to the Committee, the Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001 filed with the Securities and Exchange Commission.

         This report by the Audit Committee shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Exchange Act, and shall not otherwise be deemed filed under such Acts.

                                          Respectfully Submitted By:


                                          THE AUDIT COMMITTEE

                                          Joseph S. Rhodes
                                          Raquel V. Palmer
                                          Kenneth K. Fisher

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During 2001, the full Board of Directors performed the duties of the Compensation Committee of the Board. No current or former officer or employee of the Company or any of its subsidiaries participated in deliberations of the Board of Directors concerning executive officer compensation. During 2001, no executive officer of the Company served as a director or member of the compensation committee (or other board committee performing similar functions, or in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of the Company.



                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         From May 1998 to May 2002, Mr. Morawski had an employment agreement with the Company pursuant to which he was paid an annual salary of $150,000. The agreement contained a covenant not to compete for one year after termination of the agreement.

       Mr. Wysocki is the majority owner of Translesco, a corporation from which the Company leases employees to provide services to the Company's MPG division. During the year ended December 31, 2001, the Company paid Translesco approximately $12.5 million in connection with the lease of such employees.

         During the year ended December 31, 2001, the Company was a party to two lease agreements with Mr. Borhauer and his wife, Lynda Borhauer, pursuant to which the Company leases property used to conduct the Shamrock business. During 2001, Mr. and Mrs. Borhauer received aggregate lease payments of $177,295 under these leases.

         As of December 31, 2001, the Company had issued approximately $94.8 million aggregate principal amount of its debentures to Charterhouse pursuant to the Amended Charterhouse Purchase Agreement. The debentures bear interest at a rate of 8% annually, payable in kind in the form of additional debentures for the first five years following the closing of the KPS Transaction, and thereafter in kind or in cash, at the Company's option. During 2001, the Company issued to Charterhouse approximately $7.2 million aggregate principal amount of debentures as in-kind interest payments on outstanding debentures. Charterhouse Equity Partners III, L.P., a Delaware limited partnership ("CEP III"), is the principal member of Charterhouse. The general partner of CEP III is CHUSA Equity Investors III, L.P., whose general partner is Charterhouse Equity III, Inc., a wholly-owned subsidiary of Charterhouse International. Mr. Fagan serves as Vice Chairman of Charterhouse International. Mr. Rhodes serves as Vice President of Charterhouse International.

         In accordance with the terms of the stock purchase agreement relating to the KPS Transaction, the Company is required to pay KPS Management an annual management fee of (a) $1 million, payable quarterly, for so long as holders of the Series A Preferred Stock have the right under the KPS Investors' Agreement or the Certificate of Designations to elect a majority of the Company's directors, or (b) $500,000, payable quarterly, for so long as holders of the Series A Preferred Stock have the right under the KPS Investors' Agreement or the Certificate of Designations to elect at least three of the Company's directors. As of December 31, 2001, the Company had not paid KPS Management the 2001 fee of $1.0 million. Such fee is payable to KPS upon its request. Messrs. Shapiro, Keilin and Psaros beneficially own, in the aggregate, approximately 90% of KPS Management indirectly through other KPS affiliated entities.

                        SECURITIES BENEFICIALLY OWNED BY
                      PRINCIPAL STOCKHOLDERS AND MANAGEMENT

         The following table sets forth the beneficial ownership of the Company's Common Stock as of May 1, 2002 by (i) each stockholder known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) each Named Executive Officer, and (iv) all current directors and executive officers as a group. Unless otherwise indicated, each such person (alone or with family members) has sole voting and dispositive power with respect to the shares listed opposite such person's name. Except as otherwise indicated, the address of each such person is c/o United Road Services, Inc., 17 Computer Drive West, Albany, New York 12205.



                                                           NUMBER OF
                                                         BENEFICIALLY-   PERCENT
                                                            OWNED          OF
NAME                                                        SHARES      CLASS(1)
----                                                        ------      --------

Michael G. Psaros(2)..................................        --            --
Gerald R. Riordan.....................................     69,743(3)       3.2
Edward W. Morawski....................................     69,227          3.3
A. Lawrence Fagan(4)..................................        --            --
Joseph S. Rhodes(4)...................................        --            --
Stephen W. Presser(2).................................        --            --
Eugene J. Keilin(2)...................................        --            --
David P. Shapiro(2)...................................        --            --
Raquel V. Palmer(2)...................................        --            --
Brian J. Riley(2).....................................        --            --
Kenneth K. Fisher(5)..................................        --            --
Patrick J. Fodale.....................................        --            --
Michael A. Wysocki....................................    100,009(6)       4.8
Harold W. Borhauer....................................     26,527(7)       1.3
John David Floyd(8)...................................    127,921          6.1
Charter URS LLC.......................................    828,542(9)      30.3
Blue Truck Acquisition, LLC...........................  6,866,594(10)     76.7
GE Capital CFE, Inc. .................................    549,329(11)     20.8
All current directors and executive officers
  as a group (14 persons).............................    265,506(12)     11.2

--------------
         *        Less than one percent.

(1) The applicable percentage of ownership is based on 2,086,475 shares of Common Stock outstanding as of May 1, 2002.

(2) The address of this director is c/o KPS Special Situations Fund, L.P., 200 Park Avenue, 58th Floor, New York, NY 10166.

(3) Includes 66,666 shares issuable pursuant to options exercisable within 60 days.

(4) The address of this director is c/o Charterhouse Group International, Inc., 535 Madison Avenue, New York, NY 10022.

(5) The address of this director is c/o Phillips Nizer LLP, 666 Fifth Avenue, New York, NY 10103.

(6) Includes 13,333 shares issuable pursuant to options exercisable within 60 days and 14,841 shares held by Translesco, of which Mr. Wysocki is the majority owner.

(7) Includes 12,333 shares issuable pursuant to options exercisable within 60 days.

(8)      The address of this stockholder is 219 Granite Court, Boulder City,  NV
         89005.

(9) Includes 644,550 shares issuable upon conversion of the Charterhouse debentures. According to a Schedule 13D, dated as of December 7, 1998 and amended as of March 16, 1999, Charterhouse Equity Partners III, L.P., a Delaware limited partnership ("CEP III"), is the principal member of Charterhouse. The general partner of CEP III is CHUSA Equity Investors III, L.P., whose general partner is Charterhouse Equity III, Inc., a wholly-owned subsidiary of Charterhouse International. Each of Charterhouse and CEP III has shared voting and dispositive power over the shares held of record by Charterhouse and may be deemed to beneficially own these shares. Mr. Fagan serves as Vice Chairman of Charterhouse International. Mr. Rhodes serves as Vice President of Charterhouse International. Messrs. Fagan and Rhodes disclaim beneficial ownership with respect to the shares held of record by Charterhouse. The address of Charterhouse is c/o Charterhouse Group International, Inc., 535 Madison Avenue, New York, New York 10022.

(10) Consists entirely of shares issuable upon conversion of the Company's Series A Preferred Stock (including dividends accumulated thereon as of May 1, 2002) held by Blue Truck. According to a Schedule 13D dated as of July 28, 2000, KPS is the controlling member of Blue Truck. The general partner of KPS is KPS Investors, LLC, a Delaware limited liability company ("KPS Investors"). KPS has shared voting and dispositive power over the shares held of record by Blue Truck and may be deemed to beneficially own those shares. Mr. Psaros is the President of Blue Truck, a Principal of KPS and a member and manager of KPS Investors. Mr. Keilin is a Vice President of Blue Truck, a Principal of KPS and a member and manager of KPS Investors. Mr. Shapiro is the Treasurer of Blue Truck, a Principal of KPS and a member and manager of KPS Investors. Each of KPS Investors and Messrs. Psaros, Keilin and Shapiro disclaim beneficial ownership with respect to the shares held of record by Blue Truck. The address of Blue Truck is c/o KPS Special Situations Fund, L.P., 200 Park Avenue, 58th Floor, New York, NY 10166.

(11) Consists entirely of shares issuable upon conversion of the Company's Series A Preferred Stock (including dividends accumulated thereon as of May 1, 2002) held by GE Capital CFE, Inc, formerly known as CFE, Inc. ("CFE"). According to a Schedule 13D dated as of July 28, 2000 and amended as of February 14, 2002, CFE is a wholly-owned subsidiary of GE Capital, which is a wholly-owned subsidiary of General Electric Capital Services, Inc., a Delaware corporation ("GECS"), which, in turn, is a wholly owned subsidiary of General Electric Company, a New York corporation ("GE"). Each of GE Capital, GECS and GE disclaims beneficial ownership of the shares held by CFE. The address of CFE is 201 High Ridge Road, Stamford, CT 06927.

(12) Includes 92,322 shares issuable pursuant to options exercisable within 60 days.

                         COMMON STOCK PERFORMANCE GRAPH

         The following graph compares the percentage change in the Company's cumulative total stockholder return on its Common Stock for the period during which the Common Stock has been registered under Section 12 of the Exchange Act against the cumulative total return of the Nasdaq Total Return (U.S.) Index (the "Nasdaq Index") and the cumulative total return of the Nasdaq Transportation Index(1) (the "Transportation Index") for the same period. The graph assumes an investment of $100 on May 1, 1998(2) in the Common Stock and in the stocks comprising the Nasdaq Index and the Transportation Index, and assumes reinvestment of dividends, if any.




[GRAPH OMITTED]




________________________

(1) The Transportation Index includes more than 100 railroads, trucking companies, airlines, pipelines (except natural gas) and services such as warehousing and travel arrangements.

(2) The Company's Common Stock began trading on the Nasdaq National Market on May 1, 1998. Prior to May 1, 1998, the Common Stock was not publicly traded. Comparative data is presented for the period beginning on May 1, 1998 and ending on December 31, 2000.

                                 May 1,                  December 31,
                                 ------     ----------------------------------
                                  1998      1998     1999       2000      2001
                                  ----      ----     ----       ----      ----
   United Road Services, Inc.      100       141       13        .38       .20

   Nasdaq Index                    100       118      220        132       105

   Transportation Index            100        80       76         69        82

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who beneficially own more than ten percent of the Company's Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and stockholders beneficially holding greater than ten percent of the Common Stock are also required by SEC regulations to furnish the Company with copies of all Section 16(a) reports that they file with the SEC.

         To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and representations that no other reports were required, during the fiscal year ended December 31, 2001, all Section 16(a) filing requirements applicable to the Company's officers, directors and greater than ten percent stockholders were complied with, except that each of Mr. Rhodes and Mr. Fagan was late in filing an initial report of ownership in connection with his appointment as a director of the Company.

                                    AUDITORS

         KPMG LLP ("KPMG") has been selected as the Company's independent auditors for the 2002 fiscal year. KPMG has acted as principal accountant to the Company since the Company's inception. Representatives of KPMG will be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. They also will be available to respond to appropriate questions of the stockholders.

AUDIT FEES

         The aggregate fees paid by the Company to KPMG for professional services rendered for the audit of the Company's financial statements for the fiscal year ending December 31, 2001 and the reviews of the interim financial statements included in the Company's Quarterly Reports on Form 10-Q for fiscal year 2001 were $350,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         There were no fees billed by KPMG for professional services rendered for financial information systems design and implementation for fiscal year 2001.

ALL OTHER FEES

         Fees billed to the Company by KPMG for all other non-audit professional services for fiscal year 2001 were $124,500. The Audit Committee discussed with KPMG that firm's independence and considered whether the non-audit services provided by KPMG are compatible with maintaining its independence.

                          PROPOSALS OF SECURITY HOLDERS

         A stockholder proposal relating to the Company's annual meeting of stockholders to be held in 2003 must be received at the Company's executive offices no later than February 6, 2003 for evaluation as to inclusion in the proxy statement in connection with such meeting, unless such meeting is held more than 30 days before or after June 6, 2003, in which case the deadline for the receipt of such proposals will be a reasonable time prior to the date the Company prints and mails its proxy materials for such meeting.

         Under the Company's Amended and Restated Bylaws, in order for a stockholder to propose business (including to nominate a candidate for director) to be considered at an annual meeting of stockholders, timely written notice of such business must be given to the Company's Secretary. To be timely with respect to the Company's annual meeting of stockholders to be held in 2003, such notice must be received at the principal executive offices of the Company between March 8, 2003 and April 6, 2003 (except in the event that the date of such annual meeting is prior to May 7, 2003 or after August 5, 2003, in which event a stockholder's notice must be so delivered not earlier than the 90th day prior to the date of the annual meeting and not later than the later of the 60th day prior to such date and the 10th day following the day on which public announcement of the date of such meeting is first made by the Company). Such notice must provide certain information as specified in the Company's Amended and Restated Bylaws regarding the stockholder giving the notice and the nature of the business to be proposed or the candidate to be nominated. Such notice is separate from and in addition to the requirements a stockholder must meet to have a proposal included in the Company's proxy statement.

                 OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

         The Board of Directors does not intend to present any business at the Annual Meeting other than the matters specifically set forth in this proxy statement, and knows of no other business scheduled to come before the Annual Meeting. However, if any other matters are properly presented to the Annual Meeting or any adjournment thereof, the persons named in the proxies will vote upon them in accordance with their best judgment.

         WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED STAMPED ENVELOPE.

                                              By Order of the Board of Directors


                                              /s/ Gerald R. Riordan

                                              Gerald R. Riordan
                                              Chief Executive Officer


Date:  May 13, 2002

                                   APPENDIX A
                                   ----------

                             AUDIT COMMITTEE CHARTER

                           UNITED ROAD SERVICES, INC.

                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS



                                OPERATING CHARTER
                                -----------------



The Board of Directors of United Road Services, Inc. has appointed an Audit Committee pursuant to authorization by the Company's bylaws. The objectives, composition and responsibilities of the Audit Committee are as follows:

OBJECTIVES
----------

o The primary objective of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibility relating to the Company's internal controls and financial reporting practices. In addition, the Committee will maintain open lines of communication between the Board, management, internal auditor(s) and the Company's independent accountants on these matters.

COMPOSITION
-----------

o The Audit Committee shall be comprised of three or more Directors, each of whom shall have been determined by the Board to qualify as an "independent director" as defined in Sections 303.01(B)(2)(a) and (3) of the New York Stock Exchange's listing standards (including the instructions thereto),
     Section 121(A) of the American Stock Exchange's listing standards or Rule 4200(a)(15) of the National Association of Securities Dealers listing standards. Notwithstanding the foregoing, in the event that the Board has determined that it is not possible to form an Audit Committee comprised solely of "independent directors" as defined under the applicable listing standards, the Board may appoint to the Audit Committee one or more Directors who do not qualify as "independent" under such listing standards but who otherwise meet the requirements relating to financial and accounting knowledge and ability set forth below. All members of the
     Committee shall have a working familiarity with basic finance and accounting practices and shall be able to read and understand fundamental financial statements, including a company's balance sheet, income statement and cash flow statement. At least one member of the Committee shall have past employment experience in finance or accounting, the requisite professional certification in accounting or other comparable experience or background that results in his or her financial sophistication, including having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

o The members of the Committee shall be elected, from time to time, by the Board and shall hold office until their successors shall be duly elected and qualified or their earlier resignation or removal. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

RESPONSIBILITIES
----------------

o The Committee shall meet a minimum of two times per year and hold special meetings as circumstances require. In addition, the Committee shall meet privately with the Company's independent accountants to review their findings and recommendations.

o The Committee shall report its activities to the full Board of Directors on a regular basis.

o The Committee shall recommend to the Board of Directors the selection of the independent accountants to audit the financial statements of the Company, considering independence and effectiveness, and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee shall ensure that it has received from the independent accountants a formal, written statement delineating all relationships between the accountants and the Company, consistent with Independent Standards Board Standard 1, and shall review and discuss with the accountants any disclosed relationships or services that may impact the objectivity and independence of the accountants and take, or recommend that the full Board take, appropriate action to oversee the independence of the outside accountants. The independent accountants shall be ultimately accountable to the Board of Directors and the Committee, as representatives of the stockholders, and the Board of Directors and the Committee shall have ultimate authority and responsibility to select, evaluate, and, where appropriate, replace the independent accountants.

o The Committee shall review, annually, the audit plan of the Company's independent accountants.

o The Committee shall monitor the adequacy of the Company's internal controls by reviewing audit recommendations and management's response to actions to correct the identified deficiencies.

o The Committee shall review the Company's significant accounting principles and policies and any changes thereto.

o The Committee shall review and assess the adequacy of this Operating Charter on an annual basis.

o The Committee shall review the Company's annual audited financial statements and discuss such financial statements with management, and based upon such review and the discussions with management and the independent accountants referred to above, the Committee shall recommend to the Board of Directors whether or not the annual audited financial statements of the Company shall be included in the Company's Annual Report on Form 10-K for the relevant fiscal year.

--------------------------------------------------------------------------------
                         COMMON STOCKHOLDERS' PROXY CARD

                           UNITED ROAD SERVICES, INC.
                         ANNUAL MEETING OF STOCKHOLDERS

                                  JUNE 6, 2002





      The undersigned hereby appoints Gerald R. Riordan and Michael A. Wysocki (the "Proxies), and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Annual Meeting of Stockholders (the "Meeting") of United Road Services, Inc. (the "Company") to be held on June 6, 2002, at 10:00 a.m. Eastern Time at the offices of McDermott, Will & Emery, 50 Rockefeller Plaza, 11th Floor, New York, New York. The Proxies shall cast votes according to the number of shares of the Company which the undersigned may be entitled to vote with respect to the proposal set forth on the reverse, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at the Meeting, and hereby ratifies and confirms all that said Proxies, or any of them, may lawfully do by virtue hereof or thereof.



                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE.)


--------------------------------------------------------------------------------

                         PLEASE DATE, SIGN AND MAIL YOUR

                      PROXY CARD BACK AS SOON AS POSSIBLE!



                         ANNUAL MEETING OF STOCKHOLDERS
                           UNITED ROAD SERVICES, INC.



                                  JUNE 6, 2002

                 Please Detach and Mail in the Envelope Provided

--------------------------------------------------------------------------------


A |X|        Please mark your

             votes as in this

             example





             FOR the  nominees             WITHHOLD

             listed as right (except       AUTHORITY

             as directed to the            to vote for the nominees

             contrary below)               listed at right

                      |_|                  |_|

                                               NOMINEES:

1.  ELECTIONS OF                               Gerald R.  Riordan

    DIRECTOR.  Two                             A. Lawrence Fagan

    Class I directors

    are to be elected by

    the holders of the common

    stock,  par value $.01 per

    share, to serve until the

    Company's annual meeting in 2005.
                                                         If  any  other  matters
                                                       properly  come before the
                                                       Meeting       or      any
                                                       adjournment thereof, this
                                                       proxy   will   be   voted
                                                       according to the judgment
                                                       of the  persons  named on
                                                       the   reverse   side   as
                                                       Proxies.

                                                         THIS   PROXY   WILL  BE
                                                       VOTED  AS   SPECIFIED  AT
                                                       LEFT WITH  RESPECT TO THE
                                                       ACTIONS  TO BE  TAKEN  ON
                                                       THE   PROPOSAL.   IN  THE
                                                       ABSENCE       OF      ANY
                                                       SPECIFICATION, THIS PROXY
                                                       WILL  BE  VOTED  FOR  THE
                                                       NOMINEES   SPECIFIED   AT
                                                       LEFT.



                                                         THE UNDERSIGNED  HEREBY
                                                       ACKNOWLEDGES  RECEIPT  OF
                                                       THE   NOTICE   OF  ANNUAL
                                                       MEETING  OF  STOCKHOLDERS
                                                       OF THE  COMPANY  AND  THE
                                                       PROXY STATEMENT DATED MAY
                                                       13, 2002.
INSTRUCTIONS:  TO WITHHOLD VOTE FOR ANY
INDIVIDUAL NOMINEE(S), WRITE THAT
NOMINEE'S NAME ON THE SPACE PROVIDED
BELOW.
                                                         THIS PROXY IS SOLICITED
____________________________                           AND  THE  MATTERS  HEREIN
                                                       PROPOSED  BY THE BOARD OF
                                                       DIRECTORS OF THE COMPANY,
                                                       WHICH         UNANIMOUSLY
                                                       RECOMMENDS  THAT YOU VOTE
                                                       FOR     THE      NOMINEES
                                                       SPECIFIED AT LEFT.


                                                       PLEASE MARK,  SIGN,  DATE
                                                       AND  RETURN   THIS  PROXY
                                                       CARD   PROMPTLY   IN  THE
                                                       ENCLOSED     POSTAGE-PAID
                                                       ENVELOPE.




Signature____________________ Signature________________________ Dated:__________

                                          IF HELD JOINTLY


NOTE:  For shares  held jointly,  each joint owner  shall  personally  sign.  If signing  as  executor, or in any other  representative capacity, or as an officer of a corporation, please indicate your full title as such.


--------------------------------------------------------------------------------